UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2022

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 21, 2022, the Board of Directors (the “Board”) of Omega Healthcare Investors, Inc. (the “Company”) adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”). The Bylaws were amended and restated to, among other things:

•	revise the advance notice procedures for stockholder proposals to require certain additional disclosures with respect to nominating stockholders, their proposed nominees and other persons related to a stockholder’s solicitation of proxies;
•	add a requirement for a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and, on request of the Company, to provide reasonable evidence that certain requirements of such rule have been satisfied;
•	address certain matters involving the conduct and administration of meetings of stockholders;
•	permit shorter notice of special meetings of the Board, as is necessary or appropriate according to the circumstances; and
•	make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
3.1	Amended and Restated Bylaws of Omega Healthcare Investors, Inc. dated October 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: October 21, 2022
	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel and Secretary